UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) MARCH 28, 2005
                                                          --------------


                               IAC/INTERACTIVECORP
             (Exact name of registrant as specified in its charter)



        Delaware                   0-20570                  59-2712887

    (State or other         (Commission File Number)       (IRS Employer
    jurisdiction of                                    Identification No.)
     incorporation)

        152 West 57th Street, New York, New York               10019

        (Address of principal executive offices)             (Zip Code)




       Registrant's telephone number, including area code: (212)314-7300.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.


SHARE REPURCHASE PROGRAM

IAC/InterActiveCorp (the "Company") announced today that it would commence purchasing shares of its common stock as previously authorized by its Board of Directors and announced by the Company. Attached hereto as exhibit 99.1 and incorporated by reference herein is a copy of the press release issued today.

IAC will disclose purchases under its share purchase program periodically in accordance with applicable law.

INFORMATION CONCERNING THE SPIN-OFF

In light of the Company's intended repurchases, the Company has decided to provide the following information, which may be of interest to investors, about its current plans for its previously announced spin-off transaction. The information that follows represents the Company's current intentions relating to how the spin-off will be effected, and these intentions may change. The Company does not undertake to update this information prior to filing its preliminary proxy statement-prospectus relating to the spin-off.

GENERAL

In December 2004, the Board of Directors approved a plan to separate IAC into two publicly traded companies:

     o Expedia, which will consist of the domestic and international operations associated with Expedia.com, Hotels.com, Hotwire, TravelNow.com, Activity World, HotelDiscount.com, Condosaver.com, AllLuxuryHotels.com, Anyway.com, eLong, Expedia Corporate Travel, Classic Custom Vacations, and TripAdvisor; and

     o IAC, which will consist of the rest of IAC's businesses, including its Ticketing business, including Ticketmaster, ReserveAmerica, TicketWeb and MuseumTix.com; Electronic Retailing business, including HSN, HSN.com, HSE 24, America's Store, Improvements, and 9Live; Financial Services and Real Estate, including LendingTree, RealEstate.com, GetSmart, iNest, and Domania; Local and Media Services, including Citysearch, ServiceMagic, Entertainment Publications, and Evite; Personals, including Match.com and uDate; Teleservices, including Precision Response Corporation, Access Direct, and Hancock Information Group; Interval International and TV Travel Shop. In addition, IAC will include Ask Jeeves, Inc. and Cornerstone Brands, Inc. subject to the closing of those transactions.

STRUCTURE

IAC intends to effect the spin-off via amendments to its certificate of incorporation that would:

     o Reclassify each share of IAC $0.01 par value common stock into one share of IAC $0.001 par value common stock and 1/100 of a share of IAC Series 1 Mandatory Exchangeable Preferred Stock that will automatically exchange into one share of Expedia $0.001 par value common stock immediately following the reclassification; and

     o Reclassify each share of IAC $0.01 par value Class B common stock into one share of IAC $0.001 par value Class B common stock and 1/100 of a share of IAC Series 2 Mandatory Exchangeable Preferred Stock that will automatically exchange into one share of Expedia $0.001 par value Class B common stock immediately following the reclassification.

If IAC's stockholders approve the proposed amendments to the IAC certificate of incorporation and IAC completes the spin-off, the holders of IAC common shares immediately prior to the spin-off would initially own all of the IAC common shares and Expedia common shares immediately following the spin-off. IAC may determine not to proceed with the spin-off and not to make the amendments to its certificate of incorporation described above, notwithstanding the fact that IAC receives all necessary stockholder approvals.

It is currently contemplated that immediately prior to the reclassification described above IAC would effect a 2 for 1 reverse stock split with respect to each of the IAC common stock and the IAC Class B common stock. Share numbers (including with respect to options and restricted stock units) contained in this report do not take into account the effects of the reverse stock split.

STOCKHOLDER APPROVALS

In addition to the votes required under Delaware law, based on the preliminary recommendation of a special committee of independent directors of IAC established to review aspects of the proposed spin-off that could involve potential conflicts of interest, the Company anticipates that the spin-off will be conditioned on approval by the affirmative vote of holders of a majority of the shares of IAC common stock actually voting, other than shares owned or controlled by IAC's management (which include the shares owned by Liberty Media Corporation and NBC-Universal over which Barry Diller, the Company's Chairman and Chief Executive Officer, holds proxies).

GOVERNANCE ARRANGEMENTS

Assuming completion of the spin-off, it is currently anticipated that the governance and stockholder arrangements at Expedia would mirror in all material respects the current governance and stockholder arrangements at IAC, including:

     o Liberty's entitlement to nominate directors for election to the Expedia Board of Directors;

     o a high vote/low vote common stock capital structure with shares of Expedia common stock entitled to one vote per share and shares of Expedia Class B common stock entitled to ten votes per share;

     o a proxy from NBC-Universal in favor of Mr. Diller to vote the 56.6 million shares of Expedia stock (which would include 13.4 million shares of Expedia Class B common stock) that would be beneficially owned by it following the spin-off; and

     o governance arrangements with Expedia, Liberty and Mr. Diller and stockholder agreements between Liberty and Mr. Diller (including a proxy from Liberty in favor of Mr. Diller to vote Liberty's Expedia stock) such that following the spin-off, Mr. Diller will control the outcome of practically all matters submitted to a vote or for the consent of Expedia's stockholders (other than with respect to the election by the holders of Expedia common stock of 25% of the members of Expedia's Board of Directors and matters as to which Delaware law requires a separate class vote).

TREATMENT OF DERIVATIVE SECURITIES

     IAC CUMULATIVE CONVERTIBLE PREFERRED STOCK. It is currently anticipated that each share of IAC Series A Cumulative Convertible Preferred Stock will represent the right to receive, at the holder's election: (1) $50.00 in cash per share, plus accrued and unpaid dividends, which would be paid by IAC, (2) the IAC common stock and Expedia common stock that a holder of IAC Series A Cumulative Convertible Preferred Stock would have received had the holder converted its Series A Cumulative Convertible Preferred Stock into IAC common stock immediately prior to the spin-off, or (3) one share of IAC preferred stock and one share of Expedia preferred stock, each of which will mirror in all material respects the terms of the current IAC Series A Cumulative Preferred Stock, as adjusted to reflect the spin-off. We expect that IAC will enter into an arrangement pursuant to which it will be financially responsible for future redemptions of any Expedia preferred stock outstanding following the spin-off.

     WARRANTS TO PURCHASE IAC COMMON STOCK. It is currently anticipated that each warrant to purchase shares of IAC common stock will convert into a warrant to purchase shares of IAC common stock and a warrant to purchase shares of Expedia common stock with exercise prices adjusted based on the market capitalization of each company promptly following the spin-off relative to the market capitalization of IAC prior to the spin-off.

     ASK JEEVES, INC. ZERO COUPON CONVERTIBLE SUBORDINATED Notes. Subject to satisfaction of applicable closing conditions, upon consummation of the acquisition of Ask Jeeves, IAC will assume the $115 million principal amount of Ask Jeeves, Inc. Zero Coupon Convertible Notes Due June 1, 2008 and these notes (which are currently convertible into shares of Ask Jeeves common stock) will become convertible upon exercise by the holders into shares of IAC common stock based upon the exchange ratio in the IAC/Ask Jeeves merger agreement. Following the spin-off, IAC will remain the obligor with respect to the notes and each note will be convertible upon exercise by the holders into such number of shares of IAC common stock and New Expedia common stock that a note holder would have received had the holder converted its notes immediately prior to the spin-off.

      EQUITY COMPENSATION. We currently expect outstanding IAC equity compensation to be treated as follows in the transaction:

      VESTED OPTIONS. Each vested option to purchase a share of IAC common stock will convert into a vested option to purchase a share of IAC common stock and a vested option to purchase a share of Expedia common stock, with adjustments to exercise prices based on the market capitalization of each company promptly following the spin-off relative to the market capitalization of IAC prior to the spin-off.

      UNVESTED OPTIONS. Each unvested option to purchase shares of IAC common stock will convert into an unvested option to purchase a greater number of shares of the employer (IAC or Expedia, as the case may be) for which the applicable employee will work following the spin-off at reduced per share exercise prices. These adjustments will be based on the market capitalization of the employer promptly following the spin-off relative to the market capitalization of IAC prior to the spin-off.

      RESTRICTED STOCK UNITS. Each IAC restricted stock unit will convert into a greater number of restricted stock units of the employer (IAC or Expedia, as the case may be) for which the applicable employee will work following the spin-off. The adjustment will be based on the market capitalization of the employer promptly following the spin-off relative to the market capitalization of IAC prior to the spin-off.

      EQUITY OF MR. DILLER AND MR. KAUFMAN. Mr. Diller, the Company's Chairman and Chief Executive Officer, and Victor Kaufman, the Company's Vice Chairman, are expected to continue to serve in such roles at IAC following the transaction and also to serve as Chairman and Vice Chairman, respectively, at Expedia following the transaction. Accordingly, all outstanding equity awards held by Messrs. Diller and Kaufman will be split between the two companies based on the market capitalization of each company promptly following the spinoff relative to the market capitalization of IAC prior to the spin-off.

The adjustments described above are intended to result in the value of the relevant equity award immediately following the adjustments being equivalent to the value of the equity award immediately prior to the transaction.

Set forth below is a schedule showing the number of vested options, unvested options and RSUs, along with weighted average exercise prices of the options, that we expect to be outstanding as of May 31, 2005 and categorized based on the currently anticipated division of employees between IAC and Expedia following the spin-off. These numbers may not accurately represent the outstanding equity profile as of the effective date of the spin-off, as new equity awards may be granted and vested options may be exercised, prior to May 31, 2005, and the spin-off may occur before or after such date. In addition, the information set forth below does not give effect to the adjustments described above with respect to the numbers of options and restricted stock units and option exercise prices.


                     VESTED OPTIONS                  UNVESTED OPTIONS

                  #         AVG. EXERCISE $       #            AVG. EXERCISE $     RSUs
               -------      ---------------    -------         ---------------     ----

Expedia        12.4 million     $11.52         5.4 million       $14.68            5.3 million

IAC*           13.1 million     $22.40         1.2 million       $20.76            6.6 million

Messrs. Diller
 & Kaufman     43.5 million     $7.95          0.1 million       $23.82            0.3 million




* In connection with the Cornerstone acquisition, we expect to assume approximately 1.6 million unvested options with an average exercise price of
$9.07 per share. Expected Cornerstone option conversions are based on a five-day trading average of IAC common stock ending on the day before the closing date of the transaction. For purposes of this calculation, we used the five-day trading average ending on March 24, 2005 of $21.73. We expect the transaction to close on April 1, 2005. In connection with the Ask Jeeves acquisition, we expect to assume approximately 4 million vested options with an average exercise price of
$10.96 and approximately 6 million unvested options with an average exercise price of $16.79 per share. It is possible that Ask Jeeves will grant additional options prior to the acquisition.

CERTAIN FINANCIAL INFORMATION

     INITIAL EXPEDIA CAPITALIZATION. We currently anticipate that IAC will allocate to Expedia $250 million of cash and cash equivalents upon the closing of the transaction and that all other cash at Expedia will be distributed to IAC prior to consummation of the spin-off. Additionally, we anticipate that Expedia will have in effect a revolving credit facility of $500 million.

     2004 FINANCIAL RESULTS. The revenue, Operating Income and Operating Income Before Amortization of the businesses that will comprise Expedia and the businesses that will comprise IAC is set forth below for fiscal year 2004.

                                           (in millions)
                REVENUE        OPERATING INCOME     OPERATING INCOME BEFORE AMORTIZATION
                -------        ----------------     ------------------------------------


IAC*            $4,366               $142                           $552

Expedia         $1,843               $425                           $567

Corporate**     N/A                 ($334)                          ($94)


* Additionally, in 2004 Cornerstone had Revenue, Operating Income and Operating Income Before Amortization of $714, $57 and $57, respectively, and Ask Jeeves had Revenue, Operating Income and Operating Income Before Amortization of $261, $56, and $75, respectively. Each of these businesses will be part of IAC after the spin-off, subject to the closing of the transactions.

** IAC currently recognizes all expenses associated with equity compensation in its Corporate Expense line item. Accordingly, after the spin-off, a significant portion of this amount will be recognized at Expedia. In 2004, of the $241.7 million in non-cash compensation expense recognized at the Company, $70.3 million was attributable to IAC and $171.4 million was attributable to Expedia on a pro forma basis giving effect to the spin-off. Additionally, the equity modifications related to the spin-off described above, as well as the assumption of equity awards in the Cornerstone and Ask Jeeves transactions, will result in significant additional non-cash compensation charges, some of which will be expensed immediately at the time of the spin-off and some of which will be expensed over the remaining vesting periods of outstanding equity awards. With respect to corporate expenses other than non-cash compensation, we currently expect modest reductions at IAC following the transaction and increases at Expedia (Expedia "corporate expenses" are currently reflected in the general IAC Travel results).

     VUE CLASS B PREFERRED INTERESTS. Following the spin-off, IAC will continue to hold its various interests in Vivendi Universal Entertainment, the joint venture currently controlled by NBC-Universal ("VUE"). Currently, IAC has the right to put its VUE Series B Preferred Interest to NBC-Universal in 2022 for an amount equal to the lesser of the then face-value of approximately $2.3 billion or the value of the 56.6 million IAC common shares held by NBC-Universal, which may be satisfied in IAC common shares or a combination of cash and shares. After the spin-off, the value of the Series B Preferred Interests will depend on the market value of the IAC and Expedia securities into which NBC-Universal's IAC shares are reclassified in the transaction. IAC is currently evaluating the extent to which mark-to-market accounting will be required in connection with its Series B Preferred Interest as a result of the fact that the underlying value of the securities will be partially dependent on the value of a third party security (Expedia shares) following the spin-off. Such accounting treatment could have material positive or negative effects on IAC's GAAP net income on a quarterly basis, depending on movements in the price of both IAC common stock and Expedia common stock after the spin-off. The treatment will not, however, affect IAC's Operating Income Before Amortization or Adjusted Net Income.

                                     # # # #

FORWARD LOOKING STATEMENTS

     This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements relating to IAC's anticipated financial performance, business prospects, new developments and similar matters, and/or statements preceded by, followed by or that include the words "believes," "could," "expects," "anticipates," "estimates," "intends," "plans," or similar expressions. These forward-looking statements are based on management's current expectations and assumptions, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those suggested by the forward-looking statements due to a variety of factors, including changes in business, political, and economic conditions due to the threat of future terrorist activity or otherwise, actions and initiatives by current and potential competitors, changes in the availability of favorably priced inventory, changes in occupancy rates, the effect of current and future legislation or regulation, the ability to make cost efficient expenditures in connection with expanding our reach, the ability to expand our reach into international markets, and certain other additional factors described in IAC's filings with the Securities and Exchange Commission. Other unknown or unpredictable factors also could have material adverse effects on IAC's future results, performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this document may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this document.

     IAC is not under any obligation and does not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this document to reflect circumstances existing after the date of this document or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

ADDITIONAL INFORMATION ABOUT THE ASK JEEVES ACQUISITION

      IAC intends to file a registration statement with the Securities and Exchange Commission ("SEC") that will include a combined proxy statement/prospectus of Ask Jeeves and IAC and other relevant documents in connection with the proposed merger. Ask Jeeves stockholders should read the proxy statement/prospectus and other relevant materials when they become available, because they will contain important information about Ask Jeeves, IAC and the proposed merger.

      In addition to the documents described above, Ask Jeeves and IAC file annual, quarterly and current reports, proxy statements and other information with the SEC. The proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed with the SEC by Ask Jeeves or IAC are available without charge at the SEC's website at WWW.SEC.GOV, or from the companies' websites, at WWW.ASK.COM and WWW.IAC.COM, respectively.

      Ask Jeeves, IAC and their respective officers and directors may be deemed to be participants in the solicitation of proxies from Ask Jeeves stockholders in connection with the proposed merger. A description of certain interests of the directors and executive officers of Ask Jeeves is set forth in Ask Jeeves' proxy statement for its 2004 annual meeting, which was filed with the SEC on April 16, 2004. A description of certain interests of the directors and executive officers of IAC is set forth in IAC's proxy statement for its 2004 annual meeting, which was filed with the SEC on April 29, 2004. Additional information regarding the interests of such potential participants will be included in the definitive proxy statement/prospectus and other relevant documents to be filed with the SEC in connection with the proposed merger.

ADDITIONAL INFORMATION ABOUT THE IAC SPIN-OFF

     In connection with the proposed spin-off it is currently expected that IAC will file a proxy statement/prospectus with the Securities and Exchange Commission (the "SEC"). Stockholders of IAC are urged to read the proxy statement/prospectus, when it becomes available, because it will contain important information about IAC, the proposed spin-off transaction and related matters. Investors and security holders can obtain free copies of the proxy statement/prospectus when it becomes available by contacting Investor Relations, IAC/InterActiveCorp, Carnegie Hall Tower, 152 W. 57th Street, 42nd Floor, New York, NY 10019 (Telephone: (212) 314-7400). Investors and security holders can also obtain free copies of the proxy statement/prospectus and other documents filed by IAC and Expedia with the SEC in connection with the proposed spin-off transaction at the SEC's web site at www.sec.gov.

     In addition to the proxy statement, IAC files annual, quarterly and current reports, proxy statements and other information with the SEC, each of which should be available at the SEC's web site at www.sec.gov. You may also read and copy any reports, statements and other information filed by IAC at the SEC public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information.

     IAC and its directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies of IAC's stockholders to approve the proposed spin-off transaction. Such individuals may have interests in the transaction as described herein, including as a result of current holdings of options or shares of IAC's stock and future holdings of options or shares of Expedia's stock, which will be impacted in the transaction. Information regarding IAC and the equity interests of its directors and officers who may be deemed to be participants in the solicitation of proxies is contained in IAC's proxy statement, filed with the SEC on April 29, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               IAC/INTERACTIVECORP

Dated: March 28, 2005          By  /S/    GREGORY R. BLATT
                                   ---------------------------
                                   Name:  Gregory R. Blatt
                                   Title: Senior Vice President
                                          and General Counsel

                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION OF EXHIBIT
-----------     ---------------------------------------------------------------
99.1            Press Release, dated March 28, 2005, issued by IAC.